                                                                    EXHIBIT 10.2

                     AMENDMENT TO THE EMPLOYMENT AGREEMENT

                                    BETWEEN

                   RICHARD L. DUNN AND DYCOM INDUSTRIES, INC.


         WHEREAS, effective as of January 28, 2000, Richard L. Dunn and Dycom Industries, Inc. entered into an employment agreement (the "EMPLOYMENT AGREEMENT");

         WHEREAS, pursuant to paragraph 9 of the Employment Agreement, the Employment Agreement may be amended by a written instrument exercised by the undersigned paries;

         WHEREAS, the undersigned parties desire to amend the Employment Agreement to extend the Employment Term; and

         WHEREAS, the undersigned parties represent and warrant that the execution and delivery of this amendment has been duly and validly executed and delivered and is valid and binding.

         NOW, THEREFORE, the Employment Agreement is hereby amended, effective as of January 28, 2003, as follows:

         1. Paragraph 2 of the Employment Agreement is hereby amended in its entirety to read as follows:

                  "The Employee's employment pursuant to the Employment Agreement shall commence on the Effective Date and shall terminate upon the earlier to occur of (i) termination pursuant to paragraph 5 hereof or (ii) the third anniversary of the Effective Date; PROVIDED, HOWEVER, that the term of the Employee's employment hereunder shall be automatically extended without further action of either party for additional one year periods, unless written notice of either party's intention not to extend has been given to the other party hereto at least 60 days prior to the expiration of the then effective term. The period commencing as of the Effective Date and ending on the third anniversary of the Effective Date or such later date to which the term of the Executive's employment under this Agreement shall have been extended is hereinafter referred to as the 'EMPLOYMENT TERM'."

         2. Except as otherwise expressly amended by this amendment, the Employment Agreement shall continue in full force and effect.

         3. This amendment may be executed in one or more counterparts, each of which when executed shall be deemed an original but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have entered into this amendment as of the date set forth above.


                                               DYCOM INDUSTRIES, INC.


                                               By: /s/ STEVEN E. NIELSEN
                                                  ------------------------------
                                                  Name:  Steven E. Nielsen
                                                  Title: President and Chief
                                                         Executive Officer


Acknowledged and Agreed:


/s/ RICHARD L. DUNN
-----------------------------------
Name: Richard L. Dunn, Individually




                                       2